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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: OCTOBER 18, 2001


                                  UNICOMP, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-15671

                  COLORADO                              84-1023666
      (State or other jurisdiction of          (IRS Employer Identification No.)
       incorporation or organization)

                        6478 PUTNAM FORD DRIVE, SUITE 208
                            WOODSTOCK, GEORGIA 30189
           (Address of principal executive offices including zip code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (770) 424-3684

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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

a. Effective October 16, 2001, UniComp, Inc. (the "Company") dismissed Miller Ray & Houser ("MRH") as the Company's independent auditors. MRH had not performed an audit of the Company's financial statements during its term as the Company's independent auditors.

         During MRH's term as the Company's independent auditors, there were no disagreements between the Company and MRH on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MRH, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

         None of the "reportable events" described in Item 304 (a)(1)(v) of Regulation S-K occurred with respect to the company during MRH's term as the Company's independent auditors.

         The Company requested MRH furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter dated, October 16, 2001, is filed as Exhibit 16.1 to this Form 8-K.

b. Effective October 16, 2001, the Company engaged Agee Fisher, LLC ("Agee Fisher") as its independent auditors. The decision to retain Agee Fisher was approved by the Company's Audit Committee. During the fiscal years ended February 28, 2000 and February 29, 2001 and the interim period to the date hereof, the Company did not consult Agee Fisher regarding any of the matters or events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K

ITEM 7.  EXHIBITS

          Exhibit Number                              Description
          --------------                              -----------

               16.1     Letter from Miller Ray and Houser dated October 16, 2001

                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNICOMP, INC.

/s/ S. A. Hafer                                      October 18, 2001
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S. A. Hafer                                          Date
Chief Executive Officer
Principal Accounting Officer


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